UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2016

COMMUNITY FIRST, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49966	04-3687717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee	38401
(Address of Principal Executive Offices)	(Zip Code)

(931) 380-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 9, 2016 Community First, Inc., a Tennessee corporation (the “Company”) issued the press release furnished herewith as Exhibit 99.1 announcing that the Company had extended the expiration date for its rights offering from Monday, September 12, 2016 to Tuesday, September 27, 2016.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Community First, Inc. dated September 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.

By:	/s/ Jon Thompson
Jon Thompson
President and Chief Financial Officer

Date: September 9, 2016

EXHIBIT INDEX

99.1	Press release of Community First, Inc. dated September 9, 2016